SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 30, 2004
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             AccuPoll Holding Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                 15101 Red Hill Ave. # 220, Tustin, Ca 92780
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  949-200-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

              Nevada                 000-32849                   11-2751630
         --------------            ------------              -------------------
         (State or other           (Commission               (I.R.S. Employer
         jurisdiction of            File Number)             Identification No.)
          incorporation)



Items 2.  Acquisition or Disposition of Assets

         On June 30, 2004, AccuPoll Holding Corp., a Nevada corporation ("AccuPoll") entered into an agreement to acquire 100% of the issued and outstanding capital stock of NTS Data Services, Inc. ("NTS"), a New York corporation with an address at 1342 Military Road, Niagara Falls, New York 14304 (the "Agreement"). resulting accordance with the terms of the Agreement, upon closing, NTS will become a wholly-owned subsidiary of AccuPoll. The Agreement is subject to a number of terms and conditions, including but not limited to satisfactory completion of due diligence, completion of financing and other conditions as outlined in the Agreement. The Company is not required to complete the acquisition unless it has completed an equity financing with minimum proceeds of at least $7,500,000, although such provison may be waived in the Company's sole discretion.



         The purchase price to be paid by AccuPoll is $6,651,234, subject t certain adjustments, of which $3,000,000 is to be paid in cash, and the balance is to be paid in AccuPoll stock, at a price equal to 85% of the average closing or last trade price of Accupoll's common stock for the 20 trading days immediately preceding the closing date. The Company has agreed to register for resale up to one-third of the shares issued. The closing of the transaction is to be on or before [August 30], 2004.

         NTS Data Services provides voter registration software and election support services to election officials throughout the country. NTS also provides supplemental services such as image conversion and election night reporting.

Item 7. Financial Statements and Exhibits

         (a) None.

         (b) Exhibits

Exhibit No.       Description
-----------       -----------
10.1              Agreement and Plan of Reorganization dated June 30, 2004,
                  between AccuPoll  Holding Corp., NTS Data Services, Inc., NTSD
                  Acquisition, Inc., NTS Data Services Corp., Matthew M. Biondi and John F. Jennings

99.1              Press release dated July 1, 2004.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2004                       AccuPoll Holding Corp.,
                                         a Nevada corporation

                                         /s/ Dennis Vadura
                                         --------------------------------------
                                         Dennis Vadura, Chief Executive Officer